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                                                                    EXHIBIT 10.9


                             ELDORADO HOTEL CASINO
                             ---------------------
                  DEFERRED COMPENSATION PLAN TRUST AGREEMENT
                  ------------------------------------------

     This Trust Agreement is hereby made and entered into as of the date last below written by and between the ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a limited partnership with offices in Reno, Nevada (the "Grantor") and Donald L. Carano (the "Trustee").

     WITNESSETH:

     WHEREAS, the Grantor desires to create a trust (the "Trust") of the property described in Schedule A attached hereto and incorporated herein by reference, together with such monies, securities and other assets as the Trustee may hereafter at any time hold or acquire hereunder (said property, monies, securities and other assets hereinafter referred to collectively as the "Trust Fund"); and

     WHEREAS, the Grantor has as of the date hereof established a Deferred Compensation Plan for the benefit of a select group of management or highly compensated employees of the Grantor (hereinafter collectively the "Employees" or individually the "Employee"); and

     WHEREAS, the Grantor desires to establish the Trust Fund to hold and invest the amount which are to be contributed pursuant to the Deferred Compensation Plan.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Grantor agrees to execute such further instruments as shall be necessary to vest the Trustee with full title to the property described in Schedule A.


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and the Trustee agrees to hold the Trust Fund in trust for the following uses and purposes and subject to the terms and conditions hereinafter set forth.


                              Transfer of Assets
                              ------------------


     The Grantor hereby assigns, transfers, and sets over to the Trustee the properties specified and described in Schedule A attached hereto and incorporated by reference herein, and all additional contributions made by the Grantor pursuant to the Deferred Compensation Plan, the receipt of which property is hereby acknowledged by the Trustee, upon the express terms and conditions and with the powers and limitations hereinafter conferred and set forth.

                           Investment of Trust Fund
                           ------------------------


     During the term of this Trust Agreement, the Trustee shall manage, invest and reinvest the Trust Fund and shall collect and invest the income thereof, which income shall become part of the Trust Fund.


                              Individual Accounts
                              ------------------


     The Trustee shall establish and maintain an individual account (the "Deferred Compensation Account") for each Employee covered by the Deferred Compensation Plan. The Trustee shall credit to each such Employee's Deferred Compensation Account that amount of the contributions made by the Grantor to the Trust each year as directed by the Grantor.


                          Contributions and Payments
                          --------------------------


     Each time the Grantor makes a contribution to the Trust Fund, the Grantor shall provide the Trustee with a list (the "Allocation Schedule") indicating (i) the name, address of record


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   and social security number of each Employee to be covered by such contribution, (ii) the amount of such contribution allocable to each listed Employee and (iii) such other information as may be required to facilitate payments to the Employees by the Trustee.

     The amount of each contribution to the Trust Fund that is attributable to a listed Employee as indicated on the accompanying Allocation Schedule shall be allocated to the Employee's Deferred Compensation Account.

     The value of each Employee's Deferred Compensation Account shall be adjusted as of each date on which the Grantor makes a contribution to the Trust Fund or the date the Trustee is required to make a payment to an Employee or an Employee's beneficiary, but not less frequently than annually as of the last day of the Grantor's fiscal year, to reflect the effect of contributions received and all other transactions of the preceding period. Such adjustment shall be made by (i) deducting the total of all payments made from an Employee's Deferred Compensation Account during such period, (ii) adding the total amount of all such contributions allocated to the Employee's Deferred Compensation Account and (iii) adding or deducting, as the case may be, such proportion of each such other item as the value of the Employee's Deferred Compensation Account as of the beginning of the period bears to the total value of all Deferred Compensation Accounts of all Employees as of the beginning of the period. Such valuation shall be conclusive and binding upon all persons having an interest in the Trust Fund. Vesting in income credited to an Employee's Deferred Compensation Account shall be the same percentage as the Employee's vested interest in the contribution to which such income is attributable. For this purpose, income credited to an Employee's Deferred Compensation Account for any given year shall be attributed to each contribution made on behalf of such Employee pro rata based on the dollar amount of each such contribution.

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                             Individual Statements
                             ---------------------

     As soon as practicable after the last day of each fiscal year of the Grantor, the Trustee will deliver to each Employee who has a Deferred Compensation Account a statement reflecting the condition of his Deferred Compensation Account in the Trust as of that date. No Employee shall have the right to inspect the records reflecting the account of any other Employee who has a Trust account. The amount to be distributed to the Employee shall be determined by the Grantor in accordance with the Deferred Compensation Plan.

                       Distribution from the Trust Fund
                       --------------------------------

     The Trustee shall make a distribution of an Employee's vested Deferred Compensation Account at the time and in the manner directed by the Grantor in accordance with the Deferred Compensation Plan.

     In the event a distribution is to be made as a result of the death of an Employee, the Trustee shall make distribution to the beneficiary designated by the Employee or, if the Employee failed to make a beneficiary designation, to such person or persons as the Grantor shall direct pursuant to the provisions of the Deferred Compensation Plan.

                     No Responsibility for Grantor Action
                     ------------------------------------

     The Trustee shall have no obligation or responsibility with respect to any action required by the Deferred Compensation Plan to be taken by the Grantor or any Employee covered thereunder, nor for the failure of any of the foregoing persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under the Deferred Compensation Plan. In addition, the Trustee shall not be required to collect any contribution required under the Deferred Compensation Plan, or to

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determine the correctness of the amount of any Grantor contribution.  The
Trustee need not inquire into or be responsible for any action or failure to act on the part of any individual other than the Trustee. In making distributions, the Trustee shall be entitled to rely on the amount designated by the Grantor to be distributed.


                                 Trust Powers
                                 ------------

     To carry out the purposes of the Trust created under this Trust Agreement, and subject to any limitations stated elsewhere in this Trust Agreement, the Trustee is vested with the following powers with respect to the Trust Fund and any part of it, in addition to those powers now or hereafter conferred by law:

          (a) To continue to hold any property and to operate at the risk of the Trust Fund any business received or acquired under the trust by the Trustee as long as the Trustee shall deem advisable.

          (b) To manage, control, grant options on, sell (for cash or on deferred payments), convey, exchange, partition, divide, improve, and repair Trust property.

          (c) To lease Trust property for terms within or beyond the terms of the Trust and for any purpose, including exploration for and removal of gas, oil, and other minerals; and to enter into community oil leases, pooling, and unitization agreements.

          (d) To borrow and lend money, and to encumber or hypothecate Trust property by mortgage, deed of trust, pledge, or otherwise.






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          (e)  To carry, at the expense of the Trust, insurance of such kinds and in such amounts as the Trustee shall deem advisable to protect the Trust Fund and the Trustee against any hazard.

          (f) To commence or defend such litigation with respect to the Trust Fund or defend such litigation with respect to the Trust Fund or property of the Trust Fund as the Trustee may deem advisable, at the expense of the Trust.

          (g) To compromise or otherwise adjust any claims or litigation against or in favor of the Trust.

          (h) To invest and reinvest the Trust Fund in every kind of property, real, personal, or mixed, (including life insurance policies on the life of any Employee covered by the Deferred Compensation Plan) and every kind of investment, specifically including, but not by way of limitation, corporate obligations of every kind, stocks (preferred or common), shares of investment trusts, investment companies, mutual funds, savings accounts, and mortgage participations, which men of prudence, discretion and intelligence acquire for their own account.

          (i) With respect securities held the Trust Fund, to have all the rights, powers and privileges of an owner, including, but not by way of limitation, the power to vote, give proxies, and pay assessments; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers, liquidations, sales, and leases, and incident to such participation to deposit securities with and transfer title to any protective or other committee on such terms as the Trustee may deem advisable; and to exercise or sell stock subscription or conversion rights.

          (j) To employ such accountants, attorneys, investment counsel and other persons as the Trustee may deem advisable in


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the administration of the Trust Fund and to pay such individuals out of the
Trust Fund such compensation as the Trustee may deem proper.

          (k) In any case in which the Trustee is required, pursuant to the provisions of this Trust Agreement, to divide any Trust property into parts or shares for the purpose of distribution, or otherwise, the Trustee is authorized, in his absolute discretion, to make the divisions and distribution in kind, including undivided interests in any property, or partly in kind and partly in cash, and for this purpose to make such sales of the Trust Fund property as the Trustee may deem necessary on such terms and conditions as the Trustee shall see fit.

          (l) No person dealing with the Trustee shall be required to inquire into the necessity or propriety of any transaction or into the application of any money or property paid or delivered to them.

                                     Taxes
                                     -----


     Any taxes levied or assessed upon the Trust fund shall be paid by the Trustee out of the Trust Fund. The Trustee shall if requested by the Grantor, or may in its sole discretion, contest the validity of taxes in any manner deemed appropriate by the Grantor, Grantor's counsel, the Trustee or counsel for the Trustee but at Grantor's expense, and only if the Trustee has received an indemnity bond or other security satisfactory to it to pay any such expenses. In the alternative, the Grantor may itself contest the validity of any such taxes. The Trustee shall consult with the Grantor prior to taking any action it is permitted to take under this provision with respect to taxes.


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                            Resignation of Trustee
                            ----------------------

     The Trustee shall have the right to resign at any time upon thirty (30) days prior written notice delivered to the Grantor. Upon the death, resignation, or disqualification of the Trustee, the Grantor shall select a successor Trustee, provided that no individual successor Trustee shall be an Employee covered by the Deferred Compensation Plan.


                        Settlement of Trustee's Account
                        -------------------------------

     The Trustee shall be entitled at any time to a judicial settlement of his account. The Trustee may at any time settle his account by agreement with the Grantor. The approval thereof by the Grantor shall be conclusively binding upon all parties in interest under this Trust Agreement whether or not then in being, or whether then or thereafter entitled to any portion of any such share. Such settlement of the Trustee's account shall be with like effect as a judgment of a court having jurisdiction, judicially settling such account in an action in which the Trustee and persons having or claiming any interest in the Trust Fund were a party; the approval of such account shall constitute a full discharge and release of the Trustee and the estate of any deceased Trustee for whom such account is rendered from all further liabilities, responsibility and accountability with respect to the acts and transactions of such trustee set forth in said account, both as to income and principal.


                             Trustee Compensation
                             --------------------

     Except as otherwise agreed by the Grantor, The Trustee shall not be entitled to receive any compensation for his services in the administration of the Trust Fund; except he shall be entitled to reimbursement for such reasonable sums as he makes in connection with his duties as Trustee.



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                              Acceptance of Trust
                              -------------------

     The Trustee hereby accepts the trust created by this Trust Agreement and agrees to carry out the provisions hereof according to the best of his ability. The Trustee shall not be liable for any loss of depreciation in the value of the Trust Fund occurring by reason or error of judgement in making any sale, investment or reinvestment, or in continuing to hold in trust any property herewith or hereafter transferred to the Trustee of any investment or reinvestment hereafter made, unless he shall have failed to act in good faith or with reasonable care. The Trustee shall not be required to furnish any bond or security for the performance of his duties hereunder.

                                    Gender
                                    ------

     Wherever necessary or appropriate, the use herein of any gender shall be deemed to include the other gender an the use herein of either the singular of plural shall be deemed to include the other.

                               Nonassignability
                               ----------------

     The interest of any beneficiary, including any Employee covered by the Deferred Compensation Plan, in the income or principal of the Trust Fund shall not be subject to the assignment, alienation, pledge, attachment, or claims of creditors, and shall not otherwise be voluntarily or involuntarily alienated or encumbered by such individual.

                                   State Law
                                   ---------

     This Trust Agreement shall be construed in accordance with the laws of the State of Nevada.


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                                Irrevocability
                                --------------

    The Grantor hereby declares that this Trust Agreement and the Trust Fund and beneficial interests, whether vested or contingent, hereby created shall be irrevocable and that the Grantor shall hereafter stand without power at any time to alter, amend, revoke, change, or annul any of the provisions herein contained or any of the vested or contingent beneficial interests affected thereby, whether pursuant to a statute of the State of Nevada, or a decision of its courts, or otherwise. The foregoing notwithstanding, the Grantor may from time to time amend or modify the provisions of this Trust Agreement upon obtaining the prior written consent of the Trustee and the Employees who have Trust accounts. The Trust shall terminate when all Deferred Compensation Accounts have been distributed in their entirety.

                           Grantor Creditors Rights
                           ------------------------

    Notwithstanding anything contained herein to the contrary, the assets of the Trust Fund shall be subject to the claims of the creditors of the Grantor in the event of insolvency or bankruptcy of the Grantor as if the assets here-in were general assets of the Grantor.

                               Section Headings
                               ----------------

    The section headings contained in this Trust Agreement are for convenience only and shall in no manner be construed to limit or define the terms of this Trust Agreement.

                               Entire Agreement
                               ----------------

    This Trust Agreement embodies the entire agreement and understanding between the parties hereto, and there are no other




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agreements, covenants, representations, understandings, obligations, oral or written, with respect to the subject matter of this Agreement.

                                    Waiver
                                    ------

     Waiver by either party of any breach or violation of any provision of this Trust Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereunder.

                                    Notice
                                    ------

     Any notice, consent or demand required or permitted to be given under the provisions of this Trust Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address. The date of such mailing shall be deemed the date of notice, consent or demand. Either party may change the address to which notice is to be sent by giving notice of the change of address in the manner aforesaid.

                                   Inurement
                                   ---------

     This Trust Agreement shall be binding upon and inure to the benefit of the Grantor and its successor and assigns, and the Trustee and the Trustee's successors.



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     IN WITNESS WHEREOF, the parties have executed this Trust Agreement as of the 1st day of December, 1990.
    ---        --------    --


GRANTOR                                      ELDORADO HOTEL ASSOCIATES
                                             LIMITED PARTNERSHIP

                                             By: Donald L. Carano
                                                -------------------------

                                             Title:   CEO
                                                   ----------------------


TRUSTEE:                                     ____________________________










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